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                                                                 Exhibit 23.5

                    CONSENT TO BE NAMED AS A DIRECTOR
                                     OF
                    CONDOR TECHNOLOGY SOLUTIONS, INC.

     The undersigned hereby consents to be named in the Registration Statement on Form S-1 to be filed by Condor Technology Solutions, Inc. (the "Company") with the Securities and Exchange Commission, as a director of the Company.




                                           /s/ C. Lawrence Meador
                                           ----------------------
                                           C. Lawrence Meador